UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices)

(Zip code)

James Ash

          c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period:  5/31/13

Item 1.  Reports to Stockholders.

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Semi-Annual Report

May 31, 2013

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Administrator and

Fund Accountant

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Investor Information: (888) 350-2990

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds

SEMIANNUAL REPORT

May 31, 2013

ECONOMIC SUMMARY

The U.S. Gross Domestic Product (GDP) grew 2.4% in the first quarter of 2013.  We expect economic growth in the U.S. of 2.0% to 2.5% in 2013 with positive contributions from consumer spending and housing.

Labor market conditions in the U.S continue to gradually improve and the unemployment rate has fallen below 8.0%, standing at 7.5% as of May 31, 2013.  Recent labor market reports indicate modest job growth and we anticipate that the U.S. unemployment rate will continue to decline over time.

Growth in consumer spending continues and has been a positive for the U.S. economy despite an elevated unemployment rate.  The bright spot in consumer spending has been automobile sales, which continue to show strength.

Home prices have risen over the last twelve months; and U.S. housing activity has accelerated over this time frame as well.  Reports indicate that housing is likely to contribute to economic growth in 2013.

We expect that the continued improvement in the labor market will support consumer spending growth; that solid export activity will continue, that the Federal Reserve’s quantitative easing will remain in place throughout 2013 and that these factors will result in continued moderate U.S. economic growth in 2013.

 The Equity Growth Fund

For the six months and one year ended May 31, 2013 the North Country Equity Growth Fund had total returns of 15.04% and 23.92% versus the S&P 5001 at 16.43% and 27.28%, respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 13.80%, 2.83%, and 5.82% versus the S&P 500 at 16.87%, 5.43%, and 7.58%, respectively.

Moderate economic growth coupled with continuing corporate profit growth, reasonable valuations, attractive dividend yields, and an accommodative Federal Reserve continue to support the case for a rising equity market.

Earnings growth has been slowing, however we continue to expect mid single digit earnings growth for S&P 500 companies in 2013. We note that earnings growth has historically been one of the prime determinants of stock market returns and would look for this to be the case as we progress through 2013.

In January 2013, we elected to reduce the Consumer Staples sector to an underweight from a marketweight and that the Financial sector to an overweight from a marketweight. The Consumer Staples sector’s valuation is rich when compared to the S&P 500 and earnings are only expected to grow roughly 4% in 2013. The sector’s exposure to the Euro Zone is a factor for reducing the sector as well. The Financial Sector has attractive valuations, and rising earnings estimates. The continued improving housing sector, moderate GDP growth and repaired balance sheets should continue to support the sector. Also, share buybacks, and potential dividend increases are expected following the stress test results that many banks will have to undergo in March.

In May 2013, we elected to reduce the Energy sector to an underweight from a marketweight and the Industrial Sectors to an underweight from a marketweight. The Energy sector is expected to continue to face challenges due to decreasing demand for oil in the US, China and Euro zone, low natural gas prices and a global economy that continues to recover slowly. The Industrial sector has significant exposure to Europe and emerging markets; defense companies should continue to be under pressure due to defense cuts resulting from sequestration and valuations for the sector appear rich when compared to the S&P 500.

_______________________

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned -0.85% for the six month period ending May 31, 2013; while its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, returned -0.58%.  The North Country Intermediate Bond Fund had annualized total returns for one year, three year, five year and ten year periods ending May 31, 2013 of 1.28%, 3.44%, 3.61% and 2.87% versus the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of 1.00%, 3.68%, 4.33%, and 3.86% respectively.

The North Country Intermediate Bond Fund underperformed its benchmark for the six-month and three year periods ending May 31, 2013.  The underperformance during this time period is related to the relatively low, by historical standards, credit spreads.  For the one year period ending May 31, 2013 the North Country Intermediate bond Fund outperformed its benchmark as credit spreads narrowed in this time frame.  The North Country Intermediate Bond Fund had sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, and attractive yields in corporate bonds relative to U.S. Treasuries.  During these periods, the North Country Intermediate Bond Fund had sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.

The relative investment performance for the ten-year period ending May 31, 2013 was impacted by the fund maintaining a shorter than benchmark duration during the period from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted.  This negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted.  Additionally, an overweight in corporate bonds relative to our benchmark during the credit crisis, and a widening of credit spreads during that time frame, detracted from our relative performance.

________________________

2 The Bank of America Merrill Lynch Government/Corporate Index is comprised of corporate and government issues with maturities ranging between 1-10 years rated A and above.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.03%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.87%

Average Annual Total Returns as of March 31, 2013 (Latest Calendar Quarter)

1 Year

5 Years

10 Years

North Country Equity Growth Fund

10.06%

3.35%

6.52%

North Country Intermediate Bond Fund

2.87%

3.41%

3.17%

Average Annual Total Returns as of May 31, 2013 (Fiscal First Half)

1 Year

5 Years

10 Years

North Country Equity Growth Fund

23.92%

2.83%

5.82%

North Country Intermediate Bond Fund

 1.28%

3.61%

  2.87%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as May 31, 2013 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

1605-NLD-07/11/2013

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

May 31, 2013

Industries	% of Net Assets	Industries	% of Net Assets
Common Stocks	98.79%	Insurance	2.48%
Banks	12.80%	Healthcare	2.17%
Internet	7.05%	Consumer Products	1.97%
Retail	6.75%	Beverages	1.95%
Oil & Gas Producers	6.54%	Machinery - Construction & Mining	1.76%
Computers / Network Products	5.65%	Electric Utilities	1.63%
Biotechnology	5.02%	Auto Manufacturers	1.56%
Medical Drugs	4.89%	Chemicals	1.49%
Conglomerates	4.85%	Apparel	1.28%
Telecommunications	3.50%	Home Builders	1.24%
Diversified Financial Services	3.40%	Mining	1.20%
Semiconductors	3.09%	Real Estate Investment Trusts	1.18%
Media	3.03%	Lodging	0.94%
Software & Programming	2.78%	Engineering & Construction	0.73%
Food	2.65%	Money Market Fund	1.05%
Transportation	2.64%	Other Assets Less Liabilites	0.16%
Oil & Gas Services	2.57%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Google, Inc. - Class A	3.66%	Amazon.com, Inc.	1.99%
Apple, Inc.	3.02%	Qualcomm, Inc.	1.98%
Citigroup, Inc.	2.12%	JP Morgan Chase & Co.	1.97%
Bank of America Corp.	2.06%	General Electric Co.	1.97%
Visa, Inc. - Class A	1.99%	International Business Machines Corp.	1.79%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

May 31, 2013

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	77.66%	HealthCare - Services	1.32%
Banks	14.00%	Cosmetics / Personal Care	1.07%
Telecommunications	8.78%	Iron / Steel	0.97%
Electric Utilities	6.26%	Beverages	0.95%
Insurance	5.36%	Communications Equipment	0.95%
Diversified Financial Services	4.90%	Healthcare - Products	0.93%
Aerospace / Defense	4.45%	Software	0.92%
Retail	4.45%	Foods	0.91%
Chemicals	4.42%	Semiconductors	0.85%
Computers	2.89%	Transportation	0.80%
Electrical Components & Equipment	2.85%	U.S. Govt. & Agency Obligations	20.69%
Investment Services	2.67%	Government Agencies	13.51%
Commercial Services	1.83%	U.S. Treasuries	7.18%
Oil & Gas	1.79%	Money Market Fund	1.18%
Household Products	1.74%	Other Assets Less Liabilites	0.47%
Pharmaceutical	1.60%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets
United States TIP Bonds, 0.50%, due 4/15/15	3.61%
United States TIP Bonds, 0.125%, due 4/15/16	3.57%
U.S. Bancorp, 3.15%, due 3/4/15	3.41%
Federal Home Loan Bank, 0.60%, due 2/8/17	3.25%
Federal Home Loan Mortgage Corp., 1.05%, due 10/30/18	3.24%
International Business Machines Corp., 5.70%, due 9/14/17	2.88%
American Express Centurion, 5.95%, due 6/12/17	2.10%
Detroit Edison Co., 5.60%, due 6/15/18	1.94%
AT&T, Inc., 5.60%, due 5/15/18	1.93%
Berkshire Hathaway Finance Corp., 5.40%, due 5/15/18	1.92%

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2013

Shares		Fair Value	Shares		Fair Value
COMMON STOCK - 98.79%			Conglomerates - 4.85% (Continued)
Apparel - 1.28%			10,500	United Technologies Corp.	$ 996,450
24,000	Under Armour, Inc. - Class A *	$ 1,488,000			5,644,250
			Consumer Products - 1.97%
Auto Manufacturers - 1.56%			19,000	Colgate-Palmolive Co.	1,098,960
40,000	Ford Motor Co.	627,200	15,500	Procter & Gamble Co.	1,189,780
35,000	General Motors Co.	1,186,150			2,288,740
		1,813,350	Diversified Financial Services - 3.40%
Banks - 12.80%			21,725	American Express Co.	1,644,800
175,385	Bank of America Corp.	2,395,759	13,010	Visa, Inc. - Class A	2,317,601
47,500	Citigroup, Inc.	2,469,525			3,962,401
12,500	Goldman Sachs Group, Inc.	2,026,000	Electric Utilities - 1.63%
42,000	JP Morgan Chase & Co.	2,292,780	11,750	DTE Energy Co.	782,668
50,000	Morgan Stanley	1,295,000	14,750	NextEra Energy, Inc.	1,115,395
35,000	SunTrust Banks, Inc.	1,123,150			1,898,063
42,300	US Bancorp	1,483,038	Engineering & Construction - 0.73%
45,000	Wells Fargo & Co.	1,824,750	15,000	Jacobs Engineering Group, Inc.*	855,150
		14,910,002
Beverages - 1.95%			Food - 2.65%
28,000	Coca-Cola Co.	1,119,720	6,500	Hershey Foods Corp.	579,215
14,200	PepsiCo, Inc.	1,146,934	10,000	Kraft Foods, Inc.*	551,300
		2,266,654	18,990	Mondelez International - Class A	559,445
Biotechnology - 5.02%			27,000	Whole Foods Market, Inc.	1,400,220
15,000	Amgen, Inc.	1,507,950			3,090,180
7,500	Biogen Idec, Inc.*	1,781,175	Healthcare - 2.17%
7,500	Celgene Corp. *	927,375	20,000	Covidien PLC	1,272,000
30,000	Gilead Sciences, Inc. *	1,634,400	20,000	UnitedHealth Group, Inc.	1,252,600
		5,850,900			2,524,600
Chemicals - 1.49%			Home Builders - 1.24%
9,500	EI du Pont de Nemours & Co.	530,005	65,000	KB Home	1,440,400
15,000	International Flavors & Fragrances, Inc.	1,204,350
		1,734,355	Insurance - 2.48%
Computers / Network Products - 5.65%			18,000	Berkshire Hathaway, Inc. - Class B *	2,053,260
12,000	Accenture PLC - Class A	985,320	10,000	Travelers Companies, Inc.	837,200
7,810	Apple, Inc.	3,512,001			2,890,460
10,000	International Business Machines Corp.	2,080,200	Internet - 7.05%
		6,577,521	8,600	Amazon.com, Inc. *	2,313,658
Conglomerates - 4.85%			20,000	eBay, Inc. *	1,082,000
10,000	Danaher Corp.	618,200	22,500	Facebook, Inc. - Class A*	547,875
8,500	Eaton Corp. PLC	561,510	4,900	Google, Inc. - Class A *	4,265,009
98,250	General Electric Co.	2,291,190			8,208,542
15,000	Honeywell International, Inc.	1,176,900

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2013

Shares		Fair Value	Shares		Fair Value
Lodging - 0.94%			Retail - 6.75% (Continued)
16,000	Starwood Hotels & Resorts Worldwide, Inc.	$ 1,092,800	16,000	CVS Caremark Corp.	$ 921,280
			10,000	Home Depot, Inc.	786,600
Machinery - Construction & Mining - 1.76%			19,500	Starbucks Corp.	1,229,865
14,000	Caterpillar, Inc.	1,201,200	15,000	Target Corp.	1,042,500
9,750	Deere & Co.	849,323	20,000	Wal-Mart Stores, Inc.	1,496,800
		2,050,523			7,859,081
Media - 3.03%			Semiconductors - 3.09%
20,000	CBS Corp.	990,000	22,500	Broadcom Corp. - Class A	807,975
20,000	Viacom, Inc. - Class B	1,317,800	20,000	Intel Corp.	485,600
19,345	Walt Disney Co.	1,220,283	36,250	Qualcomm, Inc.	2,301,150
		3,528,083			3,594,725
Medical Drugs - 4.89%			Software & Programming - 2.78%
24,245	Express Scripts Holding Co.*	1,506,099	33,870	Microsoft Corp.	1,181,386
10,000	Johnson & Johnson	841,800	14,425	Oracle Corp.	486,988
27,900	Merck & Company, Inc.	1,302,930	37,000	Salesforce.com, Inc.*	1,566,210
75,000	Pfizer, Inc.	2,042,250			3,234,584
		5,693,079	Telecommunications - 3.50%
Mining - 1.20%			45,555	AT&T, Inc.	1,593,969
45,000	Freeport-McMoRan Copper & Gold, Inc.	1,397,250	90,000	Coring, Inc.	1,383,300
			22,600	Verizon Communications, Inc.	1,095,648
Oil & Gas Producers - 6.54%					4,072,917
9,320	Chevron Corp.	1,144,030	Transportation - 2.64%
20,000	Exxon Mobil Corp.	1,809,400	13,000	FedEx Corp.	1,252,420
18,900	Helmerich & Payne, Inc.	1,166,886	8,000	Union Pacific Corp.	1,236,960
20,000	Noble Energy, Inc.	1,153,000	7,000	United Parcel Service, Inc. - Class. B	601,300
20,000	Phillips 66	1,331,400			3,090,680
25,000	Valero Energy Corp.	1,015,750
		7,620,466	TOTAL COMMON STOCK		115,046,156
Oil & Gas Services - 2.57%			( Cost - $84,838,788)
17,750	ConocoPhillips	1,088,785
12,000	National Oilwell Varco, Inc.	843,600	MONEY MARKET FUND - 1.05%
14,500	Schlumberger, Ltd.	1,058,935	1,221,094	BlackRock Liquidity TempCash
		2,991,320		Fund - Dollar Shares, 0.01% (a)	1,221,094
Real Estate Investment Trusts - 1.18%			TOTAL MONEY MARKET FUND		1,221,094
7,000	American Tower Corp.	544,880	( Cost - $1,221,094)
5,000	Simon Property Group	832,200
		1,377,080	TOTAL INVESTMENTS - 99.84%
Retail - 6.75%			( Cost - $86,059,882)		116,267,250
30,000	Cheesecake Factory, Inc.	1,197,600	Other assets less liabilities - 0.16%		192,071
10,800	Costco Wholesale Corp.	1,184,436	TOTAL NET ASSETS - 100.00%		$ 116,459,321

PLC - Public Limited Company
* Non-income producing security.
(a) Variable rate yield; the coupon rate shown
represents the rate as of May 31, 2013.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2013
Principal Amount		Fair Value	Principal Amount		Fair Value
CORPORATE BONDS - 77.66%			Commercial Services - 1.83%
Aerospace / Defense - 4.45%				Western Union Co.,
	Boeing Co.,		$ 1,000,000	5.93%, due 10/1/16	$ 1,118,689
$ 500,000	3.50%, due 2/15/15	$ 525,637
1,000,000	3.75%, due 11/20/16	1,093,613	Communications Equipment - 0.95%
	Lockheed Martin Corp.			Cisco Systems, Inc.,
500,000	3.35%, due 9/15/21	513,577	500,000	4.95%, due 2/15/19	582,914
	Rockwell Collins, Inc.,
500,000	5.25%, due 7/15/19	587,493	Computers - 2.89%
		2,720,320		International Business Machines Corp.,
Banks - 14.00%			1,500,000	5.70%, due 9/14/17	1,765,059
	American Express Centurion,
1,100,000	5.95%, due 6/12/17	1,281,321	Cosmetics / Personal Care - 1.07%
	BB&T Corp.,			Avon Products, Inc.,
500,000	5.25%, due 11/1/19	570,942	625,000	4.20%, due 7/15/18	654,342
	Goldman Sachs Group, Inc.,
500,000	3.70%, due 8/1/15	526,512	Diversified Financial Services - 4.90%
800,000	5.375%, due 3/15/20	905,991		American Express Credit Co.,
	Morgan Stanley,		1,000,000	5.125%, due 8/25/14	1,053,711
500,000	3.45%, due 11/2/15	522,303		Ameriprise Financial, Inc.,
1,000,000	5.75%, due 10/18/16	1,123,572	250,000	5.30%, due 3/15/20	294,368
	U.S. Bancorp,			Caterpillar Financial Services Corp.,
2,000,000	3.15%, due 3/4/15	2,086,976	500,000	2.05%, due 8/1/16	516,046
	Wells Fargo & Co.,			General Electric Capital Corp.,
1,000,000	5.00%, due 11/15/14	1,057,448	1,000,000	5.375%, due 10/20/16	1,131,009
500,000	3.45%, due 2/13/23	489,482			2,995,134
		8,564,547	Electrical Components & Equipment - 2.85%
Beverages - 0.95%				Emerson Electric Co.,
	Coca-Cola Co.,		500,000	4.875%, due 10/15/19	584,619
500,000	4.875%, due 3/15/19	579,418	1,000,000	5.375%, due 10/15/17	1,157,914
					1,742,533
Chemicals - 4.42%			Electric Utilities - 6.26%
	Du Pont De Nemours & Co.,			Detroit Edison Co.,
500,000	3.25%, due 1/15/15	521,795	1,000,000	5.60%, 6/15/18	1,186,783
	Monsanto Co.,			Dominion Resources, Inc.,
1,000,000	5.125%, due 4/15/18	1,160,284	500,000	5.15%, due 7/15/15	544,561
	Praxair, Inc.,			Duke Energy Corp.,
500,000	2.45%, due 2/15/22	489,307	1,000,000	3.55%, due 9/15/21	1,036,314
500,000	5.25%, due 11/15/14	533,269		Southern Co.,
		2,704,655	500,000	2.375%, due 9/15/15	516,073

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2013
Principal Amount		Fair Value	Principal Amount		Fair Value
Electric Utilities - 6.26% (Continued)			Pharmaceutical - 1.60%
	Southern Power Co.,			Teva Pharmaceutical Finance Co.
$ 500,000	4.875%, due 7/15/15	$ 540,947	$ 1,000,000	2.95%, due 12/18/22	$ 976,364
		3,824,678
Foods - 0.91%			Oil & Gas - 1.79%
	Campbell Soup Co.,			Occidental Petroleum Corp.,
500,000	4.50%, due 2/15/19	554,242	1,000,000	4.125%, due 6/1/16	1,093,048

Healthcare - Products - 0.93%			Retail - 4.45%
	Baxter International, Inc.,			Lowe's Co., Inc.,
500,000	4.50%, due 8/15/19	568,213	1,000,000	4.625%, due 4/15/20	1,130,121
				McDonald's Corp.,
Healthcare - Services - 1.32%			500,000	2.625%, due 1/15/22	498,349
	UnitedHealth Group, Inc.,			Starbucks Corp.,
250,000	4.70%, due 2/15/21	282,269	500,000	6.25%, due 8/15/17	592,250
500,000	5.00%, due 8/15/14	526,419		Staples, Inc.
		808,688	500,000	4.375%, due 1/12/23	500,565
Household Products - 1.74%					2,721,285
	Kimberly Clark Corp.		Semiconductors - 0.85%
500,000	2.40%, due 3/1/22	489,065		Intel Corp.,
	Procter & Gamble Co.,		500,000	3.30%, due 10/1/21	517,679
500,000	4.70%, due 2/15/19	578,772
		1,067,837	Software - 0.92%
Insurance - 5.36%				Microsoft Corp.,
	Aflac, Inc.		500,000	4.20%, due 6/1/19	565,540
1,000,000	4.00%, due 2/15/22	1,057,926
	Berkshire Hathaway Finance Corp.,		Telecommunications - 8.78%
1,000,000	5.40%, due 5/15/18	1,176,793		AT&T, Inc.,
	Metlife, Inc.		1,000,000	5.60%, due 5/15/18	1,182,792
500,000	5.00%, due 6/15/15	541,268	1,000,000	5.625%, due 6/15/16	1,130,144
	Prudential Financial, Inc.,			BellSouth Corp.,
500,000	4.50%, due 7/15/13	502,226	500,000	5.20%, due 9/15/14	528,250
		3,278,213		Verizon Communications, Inc.,
Investment Services - 2.67%			520,000	2.00%, due 11/1/16	533,681
	Bear Stearns Co., Inc.,		500,000	4.60%, due 4/1/21	556,462
500,000	5.55%, due 1/22/17	560,257	1,000,000	5.50%, due 2/15/18	1,161,806
1,000,000	5.70%, due 11/15/14	1,070,933		Vodafone Group PLC,
		1,631,190	250,000	4.375%, due 3/16/21	274,825
Iron / Steel - 0.97%					5,367,960
	Nucor Corp.,		Transportation - 0.80%
500,000	5.85%, due 6/1/18	593,658		Union Pacific Corp.
			500,000	2.75%, due 4/15/23	490,514

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2013
Principal Amount		Fair Value	Principal Amount		Fair Value
TOTAL CORPORATE BONDS			U.S. Treasuries - 7.18%
( Cost - $44,499,415)		$47,486,720		United States TIP Bonds,
			$ 2,000,000	0.125%, due 4/15/16	$ 2,181,951
U.S. GOVERNMENT &			2,000,000	0.50%, due 4/15/15	2,209,981
AGENCY OBLIGATIONS - 20.69%					4,391,932
Government Agencies - 13.51%			TOTAL U.S. GOVERNMENT &
	Federal Farm Credit Bank,		AGENCY OBLIGATIONS
$ 1,000,000	1.10%, due 8/22/17	999,746	( Cost - $12,427,865)		12,649,750
1,000,000	4.67%, due 2/27/18	1,156,914
	Federal Home Loan Bank		Shares
2,000,000	0.60%, due 2/8/17	1,987,952	MONEY MARKET FUND - 1.18%
1,000,000	1.37%, due 10/24/19	982,039		BlackRock Liquidity TempCash
	Federal Home Loan Mortgage Corp.		718,496	Fund - Dollar Shares, 0.01% (a)	718,496
2,000,000	1.05%, due 10/30/18	1,979,250	TOTAL MONEY MARKET FUND
	Tennessee Valley Authority,		( Cost - $718,496)		718,496
1,000,000	4.50%, due 4/1/18	1,151,917
		8,257,818	TOTAL INVESTMENTS - 99.53%
			( Cost - $57,645,776)		60,854,966
			Other assets less liabilities - 0.47%		288,748
			TOTAL NET ASSETS - 100.00%		$61,143,714

PLC - Public Limited Company
TIP - Treasury Inflation-Protected
(a) Variable rate yield; the coupon rate shown
represents the rate as of May 31, 2013.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2013

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $86,059,882
and $57,645,776, respectively)	$ 116,267,250	$ 60,854,966
Receivable for fund shares sold	113,414	135
Dividends and interest receivable	197,881	517,061
Prepaid expenses and other assets	9,356	11,423
Total Assets	116,587,901	61,383,585

LIABILITIES:
Payable for fund shares redeemed	10,566	175,266
Accrued advisory fees	74,302	26,182
Accrued administration and fund accounting fees	8,823	2,350
Accrued transfer agency fees	932	3,541
Other accrued expenses	33,957	32,532
Total Liabilities	128,580	239,871
Net Assets	$ 116,459,321	$ 61,143,714

NET ASSETS CONSIST OF:
Paid in capital	$ 87,328,436	$ 60,473,933
Accumulated undistributed net investment income	438,957	26,559
Accumulated net realized loss from
investment transactions	(1,515,440)	(2,565,968)
Net unrealized appreciation on investments	30,207,368	3,209,190
Net Assets	$ 116,459,321	$ 61,143,714

Shares outstanding (unlimited number of shares authorized;	8,911,524	5,881,357
no par value)

Net asset value, offering and redemption price per share	$ 13.07	$ 10.40
($116,459,321/8,911,524 and $61,143,714/5,881,357, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2013

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 527	$ 923,360
Dividends	1,064,509	-
Total investment income	1,065,036	923,360

EXPENSES:
Investment advisory fees	408,753	152,609
Administration and fund accounting fees	78,958	50,677
Transfer agency fees	17,452	17,452
Custody fees	11,917	8,225
Legal fees	10,366	10,169
Printing expense	6,324	4,081
Audit fees	2,567	1,604
Trustees' fees	6,982	5,833
Chief Compliance Officer fees	6,834	3,908
Registration and filing fees	7,209	7,209
Insurance expense	2,992	1,995
Miscellaneous expenses	1,246	1,246
Total expenses	561,600	265,008

Net investment income	503,436	658,352

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) from investment
transactions	3,067,804	(49,704)
Net change in unrealized appreciation (depreciation)
of investments for the period	11,659,913	(997,239)
Net realized and unrealized gain (loss)
on investments	14,727,717	(1,046,943)
Net increase (decrease) in net assets resulting
from operations	$ 15,231,153	$ (388,591)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2013	November 30, 2012
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 503,436	$ 973,834
Net realized gain from investment transactions	3,067,804	3,118,800
Net change in unrealized appreciation for the period	11,659,913	7,762,505
Net increase in net assets resulting from operations	15,231,153	11,855,139

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.01 and $0.11
per share, respectively)	(76,753)	(1,025,250)

CAPITAL SHARE TRANSACTIONS	(2,053,395)	6,844,065

Net increase in net assets	13,101,005	17,673,954

NET ASSETS:
Beginning of period	103,358,316	85,684,362

End of period (including undistributed net investment income
of $438,957 and $12,274, respectively)	$ 116,459,321	$ 103,358,316

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2013	November 30, 2012
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 658,352	$ 1,394,602
Net realized gain (loss) from investment transactions	(49,704)	247,714
Net change in unrealized appreciation (depreciation) for the period	(997,239)	1,647,028
Net increase (decrease) in net assets resulting from operations	(388,591)	3,289,344

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.11 and $0.24
per share, respectively)	(654,140)	(1,376,596)

CAPITAL SHARE TRANSACTIONS	294,016	182,845

Net increase (decrease) in net assets	(748,715)	2,095,593

NET ASSETS:
Beginning of period	61,892,429	59,796,836

End of period (including undistributed net investment income
of $26,559 and $22,347, respectively)	$ 61,143,714	$ 61,892,429

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six
	months ended		For the year ended November 30,
	May 31, 2013		2012	2011	2010	2009	2008
	(Unaudited)
Net asset value, beginning of period	$ 11.37		$ 10.17	$ 9.79	$ 9.37	$ 7.80	$ 12.58

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.06		0.11	0.11	0.08	0.10	0.09
Net realized and unrealized gains (losses)
on investments	1.65		1.20	0.47	0.43	1.55	(4.77)
Total from investment operations	1.71		1.31	0.58	0.51	1.65	(4.68)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.01)		(0.11)	(0.20)	(0.09)	(0.08)	(0.10)
Total distributions	(0.01)		(0.11)	(0.20)	(0.09)	(0.08)	(0.10)

Net asset value, end of period	$ 13.07		$ 11.37	$ 10.17	$ 9.79	$ 9.37	$ 7.80

Total return (2)	15.04%	(4)	12.91%	5.94%	5.50%	21.41%	(37.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 116,459		$ 103,358	$ 85,684	$ 85,956	$ 113,087	$ 92,428
Ratios to average net assets:
Expenses	1.03%	(3)	1.06%	1.09%	1.06%	1.06%	1.04%
Net investment income	0.92%	(3)	0.95%	1.03%	0.84%	1.20%	0.85%
Portfolio turnover rate	27%	(4)	55%	63%	69%	23%	11%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Annualized for periods of less than one year.
(4) Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six
	months ended		For the year ended November 30,
	May 31, 2013		2012	2011	2010	2009	2008
	(Unaudited)
Net asset value, beginning of period	$ 10.57		$ 10.24	$ 10.31	$ 10.06	$ 9.41	$ 10.17

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.11		0.24	0.26	0.31	0.35	0.41
Net realized and unrealized gains (losses)
on investments	(0.17)		0.33	(0.07)	0.25	0.65	(0.76)
Total from investment operations	(0.06)		0.57	0.19	0.56	1.00	(0.35)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)		(0.24)	(0.26)	(0.31)	(0.35)	(0.41)
Total distributions	(0.11)		(0.24)	(0.26)	(0.31)	(0.35)	(0.41)

Net asset value, end of period	$ 10.40		$ 10.57	$ 10.24	$ 10.31	$ 10.06	$ 9.41

Total return (2)	(0.85)%	(4)	5.57%	1.90%	5.65%	10.84%	(3.59)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 61,144		$ 61,892	$ 59,797	$ 77,457	$ 98,715	$ 82,001
Ratios to average net assets:
Expenses	0.87%	(3)	0.91%	0.89%	0.83%	0.82%	0.82%
Net investment income	2.16%	(3)	2.28%	2.55%	3.04%	3.62%	4.11%
Portfolio turnover rate	10%	(4)	24%	32%	55%	36%	27%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Annualized for periods of less than one year.
(4) Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2013

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) were organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at the last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

 Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

The following is a summary of inputs used as of May 31, 2013, in valuing the Funds’ assets carried at fair value.

      North Country Equity Growth Fund:

Assets*	Level 1	Level 2	Level 3*	Total
Common Stock**	$115,046,156	$ -	$ -	$115,046,156
Money Market Fund	1,221,094	-	-	1,221,094
Total	$116,267,250	$ -	$ -	$116,267,250

North Country Intermediate Bond Fund:

Assets*	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$ -	$47,486,720	$ -	$47,486,720
U.S. Government & Agency Obligations	-	12,649,750	-	12,649,750
Money Market Fund	718,496	-	-	718,496
Total	$718,496	$60,136,470	$ -	$60,854,966

         *The Funds did not hold any Level 3 investments during the period.

          **See Schedule of Investments for industry classifications.

         There were no transfers into and out of Level 1 and Level 2 during the period.  It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes - The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Management reviewed the tax positions in open tax years 2008 through 2011 and those expected to be taken in the Funds’ 2012 tax return, and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2013, the Adviser received advisory fees of $408,753 from the Growth Fund and $152,609 from the Bond Fund.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At May 31, 2013, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Growth Fund and Bond Fund amounted to $87,328,436 and $60,473,933, respectively.

Transactions in capital shares were as follows:

Growth Fund:

	For the six months		For the year
	ended		ended
	May 31, 2013		November 30, 2012
	Shares	Amount	Shares	Amount

Shares sold…………………….	409,880	$ 5,074,623	2,566,071	$ 27,942,921
Shares issued for reinvestment
of dividends…………………..	1,092	12,279	14,288	162,601
Shares redeemed……………….	(586,177)	(7,140,297)	(1,917,509)	(21,261,457)
Net increase (decrease)	(175,205)	$ (2,053,395)	662,850	$ 6,844,065

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

Bond Fund:

	For the six months		For the year
	ended		ended
	May 31, 2013		November 30, 2012
	Shares	Amount	Shares	Amount

Shares sold	418,012	$ 4,394,634	687,917	$ 7,219,731
Shares issued for reinvestment
of dividends	6,267	65,780	13,031	136,682
Shares redeemed	(396,328)	(4,166,398)	(685,071)	(7,173,568)
Net increase	27,951	$ 294,016	15,877	$ 182,845

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2013 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 29,524,901	$ 2,519,510	$ 4,000,000
Sales	$ 31,551,228	$ 3,021,820	$ 2,999,050

At May 31, 2013, the aggregate cost for federal income tax purposes was $86,208,220 for the Growth Fund and $57,645,776 for the Bond Fund and differed from the fair value by net unrealized appreciation (depreciation) on investment securities as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 30,657,388	$ 3,396,219
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(598,358)	(187,029)
Net unrealized appreciation	$ 30,059,030	$ 3,209,190

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2012 and fiscal year ended November 30, 2011 were as follows:

	For the year ended Nov. 30, 2012	For the year ended Nov. 30, 2011
Growth Fund:
Ordinary income	$ 1,025,250	$ 1,693,718
Long-term capital gains	−	−
Total	$ 1,025,250	$ 1,693,718

	For the year ended Nov. 30, 2012	For the year ended Nov. 30, 2011
Bond Fund:
Ordinary income	$1,376,596	$ 1,755,282
Long-term capital gains	−	−
Total	$1,376,596	$ 1,755,282

On December 28, 2012, the Growth Fund paid an ordinary income dividend of $0.0085 per share to shareholders of record on December 27, 2012.

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
Growth Fund	$ -	$ (4,422,631)	$ 18,399,116
Bond Fund	22,347	(2,516,264)	4,206,429

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax loss deferral on wash sales.

As of November 30, 2012, the Growth Fund and Bond Fund had unused capital loss carryforwards of $4,422,631 and $2,516,264, respectively, available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30 of the years below:

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

2017
Growth Fund	$4,422,631
Bond Fund..........	2,516,264

Permanent book and tax differences, primarily attributable to non-deductible expenses and adjustments for real estate investment trusts, resulted in reclassification for the fiscal year ended November 30, 2012 as follows:

	Paid In Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain from Investment Transactions

Growth Fund…..	$(56,340)	$ 52,382	$ 3,958

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of May 31, 2013, SEI Private Trust, an account holding shares for the benefit of others in nominee name, held approximately 89% of the voting securities of the Growth Fund and approximately 92% of the Bond Fund.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

NOTE 9.  SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2012 and held until May 31, 2013.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/1/12)	Ending Account Value (5/31/13)	Expense Ratio (Annualized)	Expenses Paid During the Period* (12/1/12 - 5/31/13)
Equity Growth Fund
Actual	$1,000.00	$1,150.40	1.03%	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	1.03%	$5.19
Intermediate Bond Fund
Actual	$1,000.00	$ 991.50	0.87%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	0.87%	$4.38

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         182 days divided by 365 days.

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 22, 2013, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.  Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees, operating expenses and performance with a group of similar mutual funds (the “Peer Group”) as independently chosen by Lipper, Inc.; and e) past performance summaries for each Fund and its respective  benchmark.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds.  The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and recognized the benefit to the Funds of sharing resources with its parent bank.  The Trustees discussed the Adviser’s compliance program and efforts in the area of brokerage allocation and best execution. They also discussed the financial strength and stability of the Adviser, as well as that of its parent company.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser.  The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance compared to an independently selected Peer Group.  The Trustees noted that while the performance of each Fund was below the median performance of its Peer Group for each of the 1-, 3-, 5- and 10-year periods ended November 30, 2012 (except that the Growth Fund’s performance was above of the median performance of its Peer Group for the 1-year period ended November 30, 2012), both Funds are being managed in a conservative manner that is appropriate for long-term investment and risk control.  The Trustees also noted the positive changes to the Growth Fund’s portfolio.  The Trustees further noted that the Bond Fund outperformed its benchmark for the year ended December 31, 2012. The Trustees concluded that the investment performance of each Fund was sufficient to support approval of continuation of the Advisory Agreement.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Cost of Services.  With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to an independently selected Peer Group. The Trustees noted that the Growth Fund’s effective management fee and net expenses as of November 30, 2012 were higher than and lower than, respectively, the average for the Peer Group. The Trustees also noted that the Bond Fund’s effective management fee and net expenses as of November 30, 2012 were both higher than the average for the Peer Group. The Trustees concluded that the cost of the services provided by NCIA is within a reasonable range and supported approval of continuation of the Advisory Agreement.

Profitability.  Trustees considered the Adviser’s profits realized in connection with the operation of each Fund and whether the profit level represented is a fair entrepreneurial profit with respect to the services provided to the Funds.  The Trustees considered that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds.  The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations.  The Independent Trustees also discussed the potential for alternate advisory arrangements.  The Trustees concluded that the Adviser’s profitability supported approval of continuation of the Advisory Agreement.

Economies of Scale.  The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund is nearing $500 million.  The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable business arrangements, and the continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Rev July 2011

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: • Social Security number and wire transfer instructions • account transactions and transaction history • investment experience and purchase history When you are *no longer* our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The North Country Funds ("The Funds") choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-888-350-2990

Who we are	
Who is providing this notice?	The North Country Funds
What we do	
How do The Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How do The Funds collect my personal information?	We collect your personal information, for example, when you • open an account or deposit money • direct us to buy securities or direct us to sell your securities • seek advice about your investments We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only • sharing for affiliates' everyday business purposes—information about your creditworthiness • affiliates from using your information to market to you • sharing for non-affiliates to market to you • State laws and individual companies may give you additional rights to limit sharing.
Definitions	
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ James Colantino

     James Colantino, President

Date

8/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/ s/ James Colantino

     James Colantino, President

Date

8/9/13

By (Signature and Title)

/s/ Harris Cohen

    Harris Cohen, Treasurer

Date

8/9/13